UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 2, 2002



                  Voyager Entertainment International, Inc.
       (Exact name of registrant as specified in charter)


     North Dakota                                 45-0420093
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     4483 West Reno Avenue
     Las Vegas, Nevada                            89118
     (Address of Principal Executive Office)      (Zip Code)

                               (702) 221-8070
              (Registrant's Executive Office Telephone Number)


                            DAKOTA IMAGING, INC.
        (Former Name or Former Address, If Changed Since Last Report)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

      At the annual stockholders' meeting held April 2, 2002, the following individuals were nominated to serve on the Board of Directors until the next annual meeting of stockholders:

1.        Richard Hannigan
2.        Veldon Simpson
3.        Gregg Giuffria

     The  stockholders  elected  Richard  Hannigan  and  Veldon  Simpson   as
Directors.

      On April 4, 2002 the Board of Directors elected the following Officers to hold office until the next annual meeting of Directors:

1.   Veldon Simpson was elected Chief Executive Officer
2.   Richard Hannigan was elected President/Treasurer
3.   Myong Hannigan was elected Secretary

Veldon Simpson, age 61, is a Chief Executive Officer and Director of Voyager Entertainment International, Inc. Mr. Simpson graduated from Arizona State University's five year architectural Program and holds Masters Degree in Architecture. Mr. Simpson, for the past 35 years has been the owner of Veldon Simpson-Architect, Inc., the Architect of Record for many projects and each of the projects was personally designed by Mr. Simpson, some of the projects are: MGM Grand Hotel & Casino, Excalibur Hotel & Casino, Luxor Hotel & Casino, Circus-Circus Skyrise Hotel, Colorado Belle Hotel & Casino, Edgewater Hotel & Casino, San Remo Hotel & Casino, Avi Hotel & Casino, Casa Blanca Hotel & Casino, Riviera Hotel & Casino, Dobson Ranch Inn, & Scottsday Inn, Casino Royale, Waco Casino in Sanya City, Hainan Province, Mainland China, Remodeled the Dunes Casino, and the Sands Casino & Expo Center, Palace Station Hotel & Casino, Big Bear California Sky Lodge and The Inn at The Space Needle in Seattle, WA. As Architect of Record for the World's Largest Casino's, the company of Veldon Simpson-Architect, Inc., was rated #1 in the USA for the years 1991-1993.

Richard L. Hannigan, Sr., age 53, is President/Treasurer and Director of Voyager Entertainment International, Inc. Mr. Hannigan has been President of a design/construction company, Synthetic Systems, Inc. since 1991. This company specializes in custom designs for interior and exterior casino construction. Under Mr. Hannigan's control Synthetic Systems, Inc. has been involved in several casino projects in Las Vegas, including the Luxor Hotel Casino, interior themed areas and exterior main entry Sphinx. Prior to Synthetic Systems, Inc., Mr. Hannigan owned and operated two consulting and construction companies from 1983-1991. These companies, Architectural Services, Inc. and Architectural Systems, Inc., respectively have been responsible for construction projects located in Las Vegas, Palm Springs, Los Angeles and Salt Lake City. Mr. Hannigan, consulted for exterior glazing and exotic fenestrations on commercial as well as casino companies, in Las Vegas.

Myong Hannigan, age 54, is Secretary of Voyager Entertainment International, Inc. Ms. Hannigan attended college at Seoul University in Seoul, South Korea for general studies and business management. Ms. Hannigan is also currently a managing partner of a design/construction company, Synthetic Systems, Inc. since 1991. This company specializes in custom design for interior and exterior casino construction. Prior to Synthetic Systems, Inc., Ms. Hannigan was a managing partner for Architectural Services, Inc. and Architectural Systems, Inc., from 1983-1991. This company specialized in design and installation of Custom Glass and Glazing Systems. Prior to Architectural Services, Inc. and Architectural Systems, Ms. Hannigan owned and managed Antiqua Stain Glass Company in Honolulu, Hawaii from 1979-1981, which was relocated from Bloomington, Illinois (1976-1979). This company specialized in design, manufacturing, installation and retail/wholesale products. Ms. Hannigan is the wife of Richard Hannigan, President, Treasurer and Director of the Company.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     At the annual stockholders' meeting held April 2, 2002, the stockholders reaffirmed the appointment of Merdinger, Fruchter, Rosen & Corso, P.C., as the Registrant's independent accountants for the fiscal year ending December 31, 2002. This is a change in accountants recommended by Registrant's Executive Management and approved by Registrant's Board of Directors. Merdinger, Fruchter, Rosen & Corso, P.C. was engaged by Registrant on April 9, 2002. Clyde Bailey P.C. was dismissed as Registrant's independent accountant on April 2, 2002.

     The audit reports issued by Clyde Bailey P.C. with respect to the Registrant's financial statements for 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. From October 1999 through April 2, 2002, when Clyde Bailey P.C. was dismissed and the Registrant's independent accountant, there were no disagreements between the Registrant and Clyde Bailey P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Clyde Bailey P.C., would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

     The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Clyde Bailey P.C. as the independent accountants of Registrant.

ITEM 5.   OTHER EVENTS

     On April 2, 2002, the Company held the annual stockholders meeting and the stockholders voted on and approved the following;

1. The election of a new Board of Directors (Veldon Simpson, and Richard Hannigan) of Dakota to serve through the next year;
2.   Changing the Company's fiscal year end to December 31;
3. Changing the Company's name from Dakota Imaging, Inc. to Voyager Entertainment International, Inc.;
4.   Amend the Company's Certificate of Incorporation;
5.   Amend and restate the Company's Bylaws;
6. The appointment of MERDINGER, FRUCHTER, ROSEN & CORSO, P.C. to serve as the Company's auditor; and
7. The adoption of a stock option plan providing for options on up to 5 million shares of common stock.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

     At the annual meeting of the stockholders held on April 2, 2002 the stockholders elected to change the Company's fiscal year end from October 31 of each year to December 31 of each year, effective immediately.

     The report covering the transition period will be filed retroactively as a Quarterly Report on Form 10-QSB for the three-month period ending March 31, 2002.

ITEM 9.   REGULATION FD DISCLOSURE.

Not applicable.

EXHIBITS

Exhibit
Number                          Description
(3)i      Amended Certificate of Incorporation (filed herewith)
(3)ii     Amended and Restated Bylaws (filed herewith)
23        Auditor Consent- Clyde Bailey, P.C. (filed herewith)
99        2002 Stock Option Plan (filed herewith)

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 10, 2002


DAKOTA IMAGING, INC.


By:/s/ Veldon Simpson
       Veldon Simpson, C.E.O./Director



By:/s/ Richard Hannigan
       Richard Hannigan, President/Treasurer/Director



By:/s/ Myong Hannigan
       Myong Hannigan, Secretary